UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

STRATEGY SHARES

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

CITI FUND SERVICES OHIO, INC., 4400 Easton Commons, Suite 200, COLUMBUS, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.

strategyshares

Annual Shareholder Report

Strategy Shares US Market Rotation Strategy ETF (HUSE)

Strategy Shares EcoLogical Strategy ETF (HECO)

Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL)

A P R I L  3 0 ,  2 0 1 9

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Strategy Shares’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on http://strategysharesetfs.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

strategyshares

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Strategy Shares US Market Rotation Strategy ETF (Unaudited)	April 30, 2019

Management’s Discussion of Fund Performance

Dear Shareholder:

The Strategy Shares US Market Rotation Strategy ETF (HUSE) seeks long-term capital appreciation by implementing a quantitative sector rotation investment strategy. The Fund generally invests in S&P Composite 1500 Index constituents, including small-, mid-, and large-cap U.S. companies. The goal of the investment strategy is to outperform its benchmark by overweighting sectors that our models indicate are likely to perform well in the given market environment and underweight or avoid exposure to the sectors that our models indicate are likely to underperform. Because HUSE is tactical, turnover can be high. Turnover was higher than usual due to the volatile market conditions during 2018 and the need to shift into defensive positions several times. The Fund may experience high portfolio turnover for an extended period of time if volatile market conditions persist.

For the fiscal year ended April 30, 2019, HUSE generated a negative return of - 5.61% at net asset value and -5.90% at market value. During this same period, the S&P Composite 1500 Index returned 12.78%. The Fund underperformed the strong return of the benchmark. A primary driver of this underperformance was a tactical allocation to cash to begin 2019. Our quantitative models examine a number of factors, including momentum, counter trends growth, quality, intangibles, value, profitability, trading and smart money activity. Our models increased exposure to cash based on the market’s decline in the fourth quarter of 2018. This caused the fund to miss some of the bounce back coming into 2019. Other drivers to underperformance were being heavily invested in technology stocks during the decline in October and then our tactical models not being fully invested in January. Specific holdings that detracted from performance were Activision Blizzard (ATVI), First Data (FDC), Autodesk (ADSK), and Car Gurus (CARG).

The Fund underperformed the strong return of the benchmark. A primary driver of this underperformance was a tactical allocation to cash to begin 2019. Our quantitative models examine a number of factors, including momentum, counter trends growth, quality, intangibles, value, profitability, trading and smart money activity. Our models increased exposure to cash based on the market’s decline in the fourth quarter of 2018. This caused the fund to miss some of the bounce back coming into 2019.

We are pleased with the long-term performance of the Fund and our quantitative models. The models performed as expected, and we believe that our disciplined approach will allow the Fund to outperform over the long-term. We appreciate your confidence and continued interest in the Fund.

Sincerely,

Matthew Tuttle

Portfolio Manager

Strategy Shares US Market Rotation Strategy ETF (HUSE)

The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2019 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 1

Strategy Shares US Market Rotation Strategy ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares US Market Rotation Strategy ETF seeks to achieve long-term capital appreciation.

Fund Performance (As of 4/30/19)

	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Inception(b)	Gross	Net
Strategy Shares US Market Rotation Strategy ETF (HUSE) -Total Return (at Net Asset Value)(c)	-5.61%	5.86%	9.97%	1.13%	1.13%
Strategy Shares US Market Rotation Strategy ETF (HUSE) -Total Return (at Market Value)(d)	-5.90%	5.91%	9.96%	N/A	N/A
S&P Composite 1500 Index(e)	12.78%	11.43%	14.51%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in US Market Rotation Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2018. However, the Advisor has agreed to contractual waivers in effect through August 31, 2019 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the Financial Highlights.

(b)	Commencement of operations July 23, 2012.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

2 | Annual Shareholder Report

Strategy Shares EcoLogical Strategy ETF (Unaudited)	April 30, 2019

Management’s Discussion of Fund Performance

Dear Shareholder:

The Strategy Shares EcoLogical Strategy ETF (HECO) seeks long-term capital appreciation by investing in ecologically-focused companies. The portfolio management team applies ecologically-focused criteria to identify U.S. and foreign companies that have positioned their business to respond to increased environment legislation, cultural shifts towards environmentally conscious consumption and capital investments in environmentally-oriented projects. The Fund may invest in all companies that are components of recognized environmentally-focused indices.

As of April 30, 2019, we held a portfolio of companies we view as some of the “greenest” companies in the world, including those ranked most highly by Newsweek Green Rankings in partnership with Corporate Knights, HIP Investor Inc. and leading sustainability minds from nongovernmental organizations and the academic and accounting communities. The Fund’s portfolio is allocated approximately 20% to international stocks and 80% to U.S. stocks.

For the fiscal year ended April 30, 2019, HECO generated a return of 1.79% at net asset value and 1.35% at market value, underperforming compared to the MSCI KLD 400 Social Index return of 13.40% and the MSCI ACWI Index return of 5.06%. The main detractor to performance was that after the decline the market experienced in the final quarter of the year it took some time for our tactical models to move back into stocks, hurting relative performance in January. Specific holdings contributing most to this decline were Apple (AAPL), Nordstrom (JWN), and Target (TGT).

Sustainability and environmental stewardship continue to grow in importance across the globe. We believe that the companies in the portfolio are well positioned with regard to these growing themes. We are pleased with the long-term performance of the Fund and our quantitative models. The models performed as expected, and we believe that our disciplined approach will allow the Fund to outperform over the long-term.

Sincerely,

Matthew Tuttle

Portfolio Manager

Strategy Shares EcoLogical Strategy ETF (HECO)

The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the Fund to underperform other funds that do not have an ecological focus.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2019 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 3

Strategy Shares EcoLogical Strategy ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares EcoLogical Strategy ETF seeks to achieve long-term capital appreciation.

Fund Performance (As of 4/30/19)

	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Inception(b)	Gross	Net
Strategy Shares EcoLogical Strategy ETF (HECO) - Total Return (at Net Asset Value)(c)	1.79%	8.28%	11.42%	2.38%	0.98%
Strategy Shares EcoLogical Strategy ETF (HECO) - Total Return (at Market Value)(d)	1.35%	8.37%	11.50%	N/A	N/A
MSCI KLD 400 Social Index(e)	13.40%	10.84%	13.99%	N/A	N/A
MSCI ACWI Index(f)	5.06%	6.96%	10.33%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares EcoLogical Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2018. However, the Advisor has agreed to contractual waivers in effect through August 31, 2019 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the Financial Highlights.

(b)	Commencement of operations June 18, 2012.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund. (d) Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

(f)	The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. An investor cannot invest directly in an index.

4 | Annual Shareholder Report

Strategy Shares Nasdaq 7 HANDL™ Index ETF (Unaudited)	April 30, 2019

Management’s Discussion of Fund Performance

Dear Shareholder:

The Strategy Shares Nasdaq 7 HANDL™ Index ETF (HNDL) seeks investment results that correlate generally, before fees and expenses, to the price and yield performance of the NASDAQ 7 HANDL™ Index. The index consists of securities issued by exchange-traded Funds (“ETFs”) and is split into two components, with a 50% allocation to fixed income and equity ETFs (the “Core Portfolio”) and a 50% allocation to ETFs of 12 asset categories (the “Explore Portfolio”) that have historically provided high levels of income. Because the Index is comprised of securities issued by other investment companies, HNDL operates as a “fund of funds”.

For the fiscal year ended April 30, 2019, HNDL generated a total return of 6.65% at net asset value and 6.68% at market value. During this same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.29%. The Fund’s exposure to equity ETFs was the primary driver of the outperformance versus the benchmark. The five best performing holdings were Invesco QQQ Trust Series 1 ETF (Ticker: QQQ, Category: US Equity), Fidelity MSCI Utilities Index ETF (Ticker: FUTY, Category: US Equity), Schwab U.S. REIT ETF (Ticker: SCHH, Category: US Equity), Vanguard Dividend Appreciation ETF (Ticker: VIG, Category: US Equity) and Schwab US Large-Cap ETF (Ticker: SCHX, Category: US Equity). The five weakest performing holdings were Vanguard Mortgage-Backed Security ETF (Ticker: VMBS, Category: US Fixed Income), Global X MLP ETF (Ticker: MLPA, Category: US Alternatives), iShares Core Growth Allocation ETF (Ticker: AOR, Category: US Blend), SPDR Portfolio Aggregate Bond ETF (Ticker: SPAB, Category: US Fixed Income) and Schwab U.S. Aggregate Bond ETF (Ticker: SCHZ, Category: US Fixed Income).

In order to allow shareholders of the Fund to realize a predictable, but not assured, level of cash flow, HNDL has adopted a policy (which may be modified at any time by its Board of Trustees) to pay monthly distributions on Fund shares at a target rate that represents an annualized payout of approximately 7.0% on the Fund’s per -share net asset value on the date of a distribution’s declaration. For the fiscal year ended April 30, 2019, HNDL paid out total distributions of $1.65 per share between May 2018 and April 2019, during which period the average NAV on the distribution calculation date was $ 23.60. A majority of the distributions consisted of return of capital.

We are pleased with the performance of the Fund and its underlying index. We appreciate your confidence and continued interest in the Fund.

Sincerely,

David Miller

Portfolio Manager

Strategy Shares Nasdaq 7 HANDL™ Index ETF

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass- throughs), ABS and CMBS (agency and non-agency). An investor cannot invest directly in an index.

7 HANDL Investment Risk. Investment in a fund of funds is subject to the risks and expenses of the underlying funds. Diversification and asset allocation may not protect against market risk or loss of principal. Certain sectors and markets perform exceptionally well based on current market conditions and the Nasdaq 7 HANDL ETF can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated. The use of leverage can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the fund to have higher expenses than those of funds that do not use such techniques. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks - Principal Investment Strategies - Distribution Policy and Goals” section in the Fund’s Prospectus.

ETF Risk. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2019 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 5

Strategy Shares Nasdaq 7 HANDL™ Index ETF (Unaudited) (Continued)

Investment Objective

Strategy Shares Nasdaq 7 Handl™ Index ETF seeks to achieve investment results that correlate generally, before fees and expenses, to the price and yield performance of the NASDAQ 7 HANDL™ Index.

Fund Performance (As of 4/30/19)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL) - Total Return (at Net Asset Value)(c)	6.65%	2.71%	0.96%	0.96%
Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL) - Total Return (at Market
Value) (d)	6.68%	2.90%	N/A	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (e)	5.29%	2.67%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represent past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in Strategy Shares Nasdaq 7 Handl™ Index ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2018. However, the Advisor has agreed to contractual waivers in effect through August 31, 2019 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2019 can be found in the Financial Highlights.

(b)	Commencement of operations January 16, 2018.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency). An investor cannot invest directly in an index.

6 | Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2019

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2018 and held through the period ended April 30, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual		Hypothetical	Annualized
	Account	Account	Ending	Expenses	Total	Expenses	Net Expense
	Value	Value	Account Value	Paid During	Return	Paid During	Ratio During
Fund	11/1/18	4/30/19	4/30/19	the Period(1)	at NAV	the Period(2)(3)	the Period
Strategy Shares US Market Rotation Strategy ETF (HUSE)	$1,000.00	$1001.60	$1,020.43	$4.37	0.16%	$4.41	0.88%
Strategy Shares EcoLogical Strategy ETF (HECO)	1,000.00	1,011.30	1,020.08	4.74	1.13%	4.76	0.95%
Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL)	1,000.00	1,067.70	1,020.08	4.87	6.77%	4.76	0.95%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

(2)	Expenses are equal to the average hypothetical account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(3)	Represents the hypothetical 5% annual return before taxes.

Annual Shareholder Report | 7

Strategy Shares US Market Rotation Strategy ETF (HUSE)	April 30, 2019

Portfolio of Investments Summary Table

Percentage of Fair Value
Communication Services	11.3%
Consumer Discretionary	10.2
Consumer Staples	3.5
Financials	12.1
Health Care	3.4
Industrials	1.8
Information Technology	41.2
Real Estate	1.7
Exchange-Traded Funds	13.7
Exchange-Traded Note	1.1
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2019, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 79.7%
Communication Services — 10.6%
4,786	Alphabet, Inc., Class A †	$5,738,223
7,227	Alphabet, Inc., Class C †	8,589,144
15,925	Facebook, Inc. †	3,079,895
8,342	Netflix, Inc. †	3,091,045
		20,498,307
Consumer Discretionary — 9.5%
16,719	Alibaba Group Holding, Ltd. ADR †	3,102,545
3,200	Amazon.com, Inc. †	6,164,864
1,730	Booking Holdings, Inc. †	3,209,133
52,380	Dave & Buster’s Entertainment, Inc.	2,977,279
14,934	Home Depot, Inc.	3,042,056
		18,495,877
Consumer Staples — 3.2%
24,484	PepsiCo, Inc.	3,135,176
29,604	Procter & Gamble Co.	3,152,234
		6,287,410
Financials — 11.3%
107,815	Bank of America Corp.	3,296,983
33,578	Capital One Financial Corp.	3,117,046
6,229	Credit Acceptance Corp. †	3,090,954
80,139	J.P. Morgan Chase & Co.	9,300,131
15,932	Moody’s Corp.	3,132,550
		21,937,664
Health Care — 3.2%
44,364	Johnson & Johnson	6,264,197
Industrials — 1.7%
6,681	TransDigm Group, Inc. †	3,223,716
Information Technology — 38.6%
11,343	Adobe, Inc. †	3,280,963
31,198	Apple Computer, Inc.	6,260,503
132,623	Cision, Ltd. †	1,599,433
38,855	Godaddy, Inc. †	3,166,683
28,995	Guidewire Software, Inc. †	3,087,968
37,653	MasterCard, Inc., Class A	9,572,898
74,959	Microsoft Corp.	9,789,645
81,054	Open Text Corp.	3,116,526
56,317	Oracle Corp.	3,116,020
Shares		Fair Value
Common Stocks — (Continued)
Information Technology — (Continued)
24,894	Palo Alto Networks, Inc. †	$6,194,374
57,954	PayPal Holdings, Inc. †	6,535,473
47,488	RealPage, Inc. †	3,096,692
12,665	ServiceNow, Inc. †	3,438,674
13,575	Tyler Technologies, Inc. †	3,148,178
56,691	Visa, Inc., Class A	9,321,700
		74,725,730
Real Estate — 1.6%
6,654	Equinix, Inc.	3,025,574
Total Common Stocks (Cost $149,339,032)		$154,458,475
Exchange-Traded Funds — 12.9%
26,291	Consumer Discretionary Select Sector SPDR Fund	3,156,761
110,863	Financial Select Sector SPDR Fund	3,106,381
16,637	Invesco QQQ Trust	3,153,377
19,505	iShares Russell 2000 ETF	3,087,446
15,214	iShares Russell 2000 Growth ETF	3,080,379
13,886	iShares S&P Mid-Cap 400 Growth ETF	3,141,291
27,560	iShares TIPS Bond ETF	3,123,099
67,566	SPDR S&P Retail ETF	3,086,415
Total Exchange-Traded Funds (Cost $24,640,715)		$24,935,149
Exchange-Traded Note — 1.0%
98,600	VelocityShares Daily 2x VIX Short Term ETN	1,944,392
Total Exchange-Traded Note (Cost $1,911,677)		$1,944,392
Total Investments — 93.6% (Cost $175,891,424)		$181,338,016
Other Assets less Liabilities — 6.4%		12,486,373
Net Assets — 100.0%		$193,824,389

†	Non-income producing security

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

TIPS — Treasury Inflation Protected Security

(See notes which are an integral part of the Financial Statements)

8 | Annual Shareholder Report

Strategy Shares EcoLogical Strategy ETF (HECO)	April 30, 2019

Portfolio of Investments Summary Table

Percentage of Fair Value
Communication Services	7.4%
Consumer Discretionary	18.0
Consumer Staples	6.9
Financials	8.6
Health Care	10.2
Industrials	5.0
Information Technology	38.3
Real Estate	3.4
Exchange-Traded Note	2.2
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2019, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 90.2%
Communication Services — 6.8%
20,416	Activision Blizzard, Inc.	$984,255
1,174	Alphabet, Inc., Class A †	1,407,579
34,113	Comcast Corp., Class A	1,484,939
9,255	TripAdvisor, Inc. †	492,644
		4,369,417
Consumer Discretionary — 16.6%
20,860	Best Buy Co., Inc.	1,552,193
18,828	Gap, Inc.	491,034
17,856	Garmin, Ltd.	1,530,973
7,520	Home Depot, Inc.	1,531,824
7,518	McDonald’s Corp.	1,485,331
2,634	O’Reilly Automotive, Inc. †	997,153
15,776	Ross Stores, Inc.	1,540,684
14,157	Tractor Supply Co.	1,465,250
		10,594,442
Consumer Staples — 6.4%
11,697	PepsiCo, Inc.	1,497,801
9,094	The Estee Lauder Cos., Inc., Class A	1,562,440
9,728	Walmart, Inc.	1,000,428
		4,060,669
Financials — 8.0%
8,992	S&P Global, Inc.	1,984,174
13,815	T. Rowe Price Group, Inc.	1,485,113
11,273	Travelers Cos., Inc.	1,620,494
		5,089,781
Health Care — 9.4%
12,778	Agilent Technologies, Inc.	1,003,073
2,727	Amgen, Inc.	489,005
4,459	Eli Lilly & Co.	521,882
36,642	GlaxoSmithKline PLC ADR	1,507,085
6,434	Merck & Co., Inc.	506,420
1,998	Mettler-Toledo International, Inc. †	1,489,029
2,863	Vertex Pharmaceuticals, Inc. †	483,790
		6,000,284
Industrials — 4.6%
27,864	A.O. Smith Corp.	1,464,810
21,045	Fastenal Co.	1,484,725
		2,949,535
Shares		Fair Value
Common Stocks — (Continued)
Information Technology — 35.3%
8,597	Accenture PLC, Class A	$1,570,415
5,625	Adobe, Inc. †	1,627,031
7,242	Apple Computer, Inc.	1,453,252
8,388	Autodesk, Inc. †	1,494,825
9,431	Automatic Data Processing, Inc.	1,550,362
27,347	Cisco Systems, Inc.	1,530,065
13,648	Cognizant Technology Solutions Corp.	995,758
5,842	Intuit, Inc.	1,466,693
6,314	MasterCard, Inc., Class A	1,605,271
11,976	Microsoft Corp.	1,564,066
20,334	NetApp, Inc.	1,481,332
26,910	Oracle Corp.	1,488,930
9,431	Salesforce.com, Inc. †	1,559,416
9,590	Visa, Inc., Class A	1,576,884
7,766	Vmware, Inc., Class A	1,585,274
		22,549,574
Real Estate — 3.1%
6,822	Public Storage, Inc.	1,508,890
2,811	Simon Property Group, Inc.	488,271
		1,997,161
Total Common Stocks (Cost $55,843,139)		$57,610,863
Corporate Bond — 0.0%
Consumer Staples — 0.0%
10,000	Procter & Gamble Co., 2.15%, 8/11/22	9,887
Total Corporate Bond (Cost $9,714)		$9,887
Exchange-Traded Note — 2.0%
49,821	iPath Series B S&P 500 VIX Short-Term Futures ETN	1,279,403
Total Exchange-Traded Note (Cost $1,264,328)		$1,279,403
Total Investments — 92.2% (Cost $57,117,181)		$58,900,153
Other Assets less Liabilities — 7.8%		4,998,234
Net Assets — 100.0%		$63,898,387

†	Non-income producing security

ADR — American Depositary Receipt

ETN — Exchange-Traded Note

PLC — Public Liability Company

S&P — Standard and Poor’s

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 9

Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL)	April 30, 2019

Portfolio of Investments Summary Table

Percentage of Fair Value
Exchange-Traded Funds	100.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2019, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Exchange-Traded Funds — 96.4%
4,599	Fidelity MSCI Utilities Index ETF	$177,613
30,009	Global X MLP ETF	263,479
20,559	Global X Nasdaq 100 Covered Call ETF	471,007
29,862	Global X U.S. Preferred ETF	724,751
21,420	Hartford Total Return Bond ETF	854,872
4,977	Invesco QQQ Trust	943,341
21,189	Invesco Taxable Municipal Bond	641,179
3,990	iShares Core Growth Allocation ETF	181,545
1,029	iShares Core S&P 500 ETF	304,522
4,620	iShares Core S&P Total US Stock Market ETF	309,078
12,747	iShares Core U.S. Aggregate Bond ETF	1,384,197
26,796	Schwab US Aggregate Bond ETF	1,385,889
3,465	Schwab US REIT ETF	153,638
4,389	Schwab US Large-Cap ETF	308,678
48,741	SPDR Portfolio Aggregate Bond ETF	1,386,194
903	Vanguard Dividend Appreciation ETF	102,689
9,219	Vanguard Intermediate-Term Corporate Bond ETF	801,961
14,889	Vanguard Mortgage-Backed Securities ETF	776,610
16,443	Xtrackers USD High Yield Corporate Bond ETF	823,630
Total Exchange-Traded Funds (Cost $11,613,253)		$11,994,873
Total Investments — 96.4% (Cost $11,613,253)		$11,994,873
Other Assets less Liabilities — 3.6%		447,363
Net Assets — 100.0%		$12,442,236

ETF — Exchange-Traded Fund

MLP — Master Limited Partnership

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard and Poor’s

SPDR — Standard and Poor’s Depositary Receipts

USD — United States Dollar

Total Return Swap Agreement

							Unrealized
Pay/	Financing			Payment	Expiration	Notional	Appreciation/
Receive	Rate	Description	Counterparty	Frequency	Date	Amount	(Depreciation)
Pay	1-Month USD-LIBOR + 80 bps	NASDAQ 7 Handl™ Index	BNP Paribas SA	Monthly	1/7/20	$4,120,841	$18,801

SA — Societe Anonyme (French Investment Bank)

The derivative instruments outstanding as of April 30,2019 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on swaps during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

(See notes which are an integral part of the Financial Statements)

10 | Annual Shareholder Report

Statements of Assets and Liabilities	April 30, 2019

	Strategy Shares	Strategy Shares	Strategy Shares
	US Market Rotation	EcoLogical	Nasdaq 7 Handl™
	Strategy ETF (HUSE)	Strategy ETF (HECO)	Index ETF (HNDL)
Assets:
Investments, at value (Cost $175,891,424, $57,117,181 and $11,613,253)	$181,338,016	$58,900,153	$11,994,873
Cash and Cash Equivalents	10,081,836	5,368,328	435,880
Dividends and interest receivable	127,291	51,084	3,914
Receivable for investments sold	81,171,697	23,868,165	—
Receivable for capital shares issued	—	2,055,252	—
Unrealized gain on swap agreement	—	—	18,801
Receivable from Advisor	—	—	10,615
Prepaid expenses	13,702	5,177	2,017
Total Assets	272,732,542	90,248,159	12,466,100
Liabilities:
Payable for investments purchased	78,733,101	26,286,086	—
Accrued expenses:
Advisory	95,779	15,636	—
Administration	8,739	2,791	558
Administrative support	5,468	2,500	2,500
Custodian	6,290	4,159	228
Fund accounting	50	59	27
Other	58,726	38,541	20,551
Total Liabilities	78,908,153	26,349,772	23,864
Net Assets	$193,824,389	$63,898,387	$12,442,236
Net Assets consist of:
Paid in Capital	$217,514,931	$65,697,842	$12,337,093
Total Distributable Earnings / (Loss)	(23,690,542)	(1,799,455)	105,143
Net Assets	$193,824,389	$63,898,387	$12,442,236
Net Assets:	$193,824,389	$63,898,387	$12,442,236
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	5,450,000	1,550,000	525,000
Net Asset Value (offering and redemption price per share):	$35.56	$41.22	$23.70

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 11

Statements of Operations	For the year ended April 30, 2019

	Strategy Shares	Strategy Shares	Strategy Shares
	US Market Rotation	EcoLogical	Nasdaq 7 Handl™
	Strategy ETF (HUSE)	Strategy ETF (HECO)	Index ETF (HNDL)
Investment Income:
Dividend income (Net of foreign tax withholding of $538, $2,715 and $—)	$2,410,638	$743,711	$287,827
Interest income	—	187	—
Total Investment Income	2,410,638	743,898	287,827
Expenses:
Advisory	1,180,277	281,452	51,283
Administration	75,531	45,141	32,820
Administrative support	59,945	30,000	30,000
Fund accounting	1,183	916	459
Custodian	34,782	19,846	1,489
Trustee	8,074	8,079	8,091
Compliance services	17,683	13,243	10,354
Legal and audit	35,979	37,908	30,585
Printing	36,322	15,403	11,955
Other fees	50,738	22,098	20,379
Recoupment of prior expenses waived or reimbursed by the Advisor	295,116	—	—
Total Expenses before fee reductions	1,795,630	474,086	197,415
Expenses contractually waived or reimbursed by the Advisor	—	(27,013)	(115,986)
Total Net Expenses	$1,795,630	$447,073	$81,429
Net Investment Income (Loss)	615,008	296,825	206,398
Realized and Unrealized Gains (Losses) from Investment and Swap Transactions:
Net realized losses from investment transactions	(26,383,280)	(3,170,571)	(233,153)
Net realized gains from in-kind transactions	1,065,460	204,313	8,289
Net realized gains from swap agreements	—	—	82,902
Change in unrealized appreciation/depreciation on investments	5,510,802	(70,053)	452,852
Change in unrealized appreciation on swaps	—	—	18,745
Net Realized and Unrealized Gains (Losses) from Investment and Swap Transactions	(19,807,018)	(3,036,311)	329,635
Change in Net Assets Resulting From Operations	$(19,192,010)	$(2,739,486)	$536,033

(See notes which are an integral part of the Financial Statements)

12 | Annual Shareholder Report

Statements of Changes in Net Assets

	Strategy Shares US Market		Strategy Shares EcoLogical
	Rotation Strategy ETF (HUSE)		Strategy ETF (HECO)
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	April 30, 2018	April 30, 2019	April 30, 2018
From Investment Activities:
Operations:
Net investment income (loss)	$615,008	$(9,038)	$296,825	$94,671
Net realized gains (losses) from investment and in-kind transactions	(25,317,820)	5,413,461	(2,966,258)	289,317
Change in unrealized appreciation/depreciation on investments	5,510,802	(100,586)	(70,053)	710,919
Change in net assets resulting from operations	(19,192,010)	5,303,837	(2,739,486)	1,094,907
Distributions to Shareholders From:
Total Distributions Paid(a)	(6,453,325)	(4,768,271)	(1,395,408)	(491,752)
Change in net assets from distributions	(6,453,325)	(4,768,271)	(1,395,408)	(491,752)
Capital Transactions:
Proceeds from shares issued	180,054,262	73,786,722	73,960,705	—
Cost of shares redeemed	(49,090,508)	—	(14,191,883)	—
Change in net assets from capital transactions	130,963,754	73,786,722	59,768,822	—
Change in net assets	105,318,419	74,322,288	55,633,928	603,155
Net Assets:
Beginning of period	88,505,970	14,183,682	8,264,459	7,661,304
End of period(b)	$193,824,389	$88,505,970	$63,898,387	$8,264,459
Share Transactions:
Issued	4,525,000	1,900,000	1,700,000	—
Redeemed	(1,350,000)	—	(350,000)	—
Change in shares	3,175,000	1,900,000	1,350,000	—

(a)	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2018 and the year ended April 30, 2019. Comparable prior year information has been revised to reflect current year presentation. Distribution breakout amounts for year ended 2018 were: US Market Rotation Strategy ETF (HUSE): Net investment income: (14,593), Net realized gains from investment transactions: (4,753,678) and EcoLogical Strategy ETF (HECO): Net investment income: (89,918), Net realized gains from investment transactions: (401,834). See Note (2) E in the Notes to Financial Statements for more information regarding distributions and see Note (8) in the Notes to Financial Statements for more information regarding recently issued accounting standards.

(b)	The fiscal year ending April 30, 2018 Net Assets - End of period includes accumulated undistributed net investment income amounts of: US Market Rotation Strategy ETF (HUSE): $-- and EcoLogical Strategy ETF (HECO): $29,519.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 13

Statements of Changes in Net Assets (Continued)

	Strategy Shares Nasdaq 7
	Handl™ Index ETF (HNDL)
		For the period
		January 16, 2018(a)
	Year Ended	through
	April 30, 2019	April 30, 2018
From Investment Activities:
Operations:
Net investment income	$206,398	$20,636
Net realized losses from investment and in-kind transactions, and swap agreements	(141,962)	(63,495)
Change in unrealized appreciation/depreciation on investments and swaps	471,597	(71,176)
Change in net assets resulting from operations	536,033	(114,035)
Distributions to Shareholders From:
Total Distributions Paid(b)	(341,012)	—
Return of Capital	(266,122)	(63,691)
Change in net assets from distributions	(607,134)	(63,691)
Capital Transactions:
Proceeds from shares issued	10,084,271	4,376,999
Cost of shares redeemed	(1,146,854)	(623,353)
Change in net assets from capital transactions	8,937,417	3,753,646
Change in net assets	8,866,316	3,575,920
Net Assets:
Beginning of period	3,575,920	—
End of period(c)	$12,442,236	$3,575,920
Share Transactions:
Issued	425,000	175,000
Redeemed	(50,000)	(25,000)
Change in shares	375,000	150,000

(a)	Commencement of operations.

(b)	Distributions from net investment income and net realized capital gains are combined for the period ended April 30, 2018 and the year ended April 30, 2019. See Note (2) E in the Notes to Financial Statements for more information regarding distributions and see Note (8) in the Notes to Financial Statements for more information regarding recently issued accounting standards.

(c)	The fiscal year ending April 30, 2018 Net Assets - End of period includes accumulated undistributed net investment loss amount of: $(56).

(See notes which are an integral part of the Financial Statements)

14 | Annual Shareholder Report

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Financial Highlights	Strategy Shares

			Net realized				Distributions
			and unrealized				from net realized
			gains (losses)		Distributions		gains from
	Net Asset Value,	Net	from investment	Total from	from net	Distributions	investment and
	beginning	investment	and in-kind,	investment	investment	from Return	in-kind and swap
	of period	income (loss)	and swaps	activities	income	of Capital	agreements
Strategy Shares US Market Rotation Strategy ETF (HUSE)
Year Ended April 30, 2019	$38.90	0.11	(2.36)	(2.25)	(0.06)	—	(1.03)
Year Ended April 30, 2018	$37.82	(0.01)	3.74	3.73	(0.01)	—	(2.64)
Year Ended April 30, 2017	$37.17	0.11	4.42	4.53	(0.20)	—	(3.68)
Year Ended April 30, 2016	$37.96	0.29	(0.09)(f)	0.20	(0.42)	—	(0.57)
Year Ended April 30, 2015	$35.16	0.25	4.41	4.66	(0.24)	—	(1.62)

Strategy Shares EcoLogical Strategy ETF (HECO)
Year Ended April 30, 2019	$41.32	0.05	0.65(f)	0.70	(0.11)	—	(0.69)
Year Ended April 30, 2018	$38.31	0.47	5.00	5.47	(0.45)	—	(2.01)
Year Ended April 30, 2017	$35.11	0.43	6.44	6.87	(0.36)	—	(3.31)
Year Ended April 30, 2016	$37.15	0.09	(0.62)	(0.53)	(0.04)	—	(1.47)
Year Ended April 30, 2015	$34.75	0.10	2.77	2.87	(0.08)	—	(0.39)

Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL)
Year Ended April 30, 2019	$23.84	0.56(i)	0.95	1.51	(0.92)	(0.73)	—
January 16, 2018(j) through April 30, 2018	$25.00	0.13	(0.87)	(0.74)	—	(0.42)	—

(a)	Not annualized for periods less than one year.

(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(c)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(d)	Annualized for periods less than one year.

(e)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(f)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)	Effective June 1, 2016, Tuttle Tactical Management, LLC became the investment Subadvisor to the Strategy Shares US Market Rotation Strategy ETF (HUSE). The ETF is actively managed to rotate among stocks and sectors, therefore portfolio turnover will be higher than previous years.

(h)	Effective September 1, 2018, Tuttle Tactical Management, LLC became the investment Subadvisor to the Strategy Shares EcoLogical Strategy ETF (HECO). The ETF is actively managed to rotate among stocks and sectors, therefore portfolio turnover will be higher than previous years.

(i)	Calculated using the average shares method.

(j)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

16 | Annual Shareholder Report

						Ratio of
				Ratio of	Ratio of	Net Investment
				Net Expenses	Gross Expenses	Income (Loss)	Net Assets at
Total	Net Asset Value,	Total return	Total return	to Average	to Average	to Average	end of period	Portfolio
distributions	end of period	at NAV(a)(b)	at market(a)(c)	Net Assets(d)	Net Assets(d)(e)	Net Assets(d)	(000’s)	turnover(a)

(1.09)	$35.56	(5.61)%	(5.90)%	0.91%	0.91%	0.31%	$193,824	3,537%
(2.65)	$38.90	9.93%	9.98%	0.95%	0.95%	(0.02)%	$88,506	1,989%
(3.88)	$37.82	12.61%	11.45%	0.95%	2.61%	0.51%	$14,184	2,875%(g)
(0.99)	$37.17	0.47%	0.76%	0.95%	3.83%	0.80%	$4,646	85%
(1.86)	$37.96	13.26%	14.68%	0.95%	2.86%	0.51%	$5,693	16%

(0.80)	$41.22	1.79%	1.35%	0.95%	1.01%	0.63%	$63,898	3,099%(h)
(2.46)	$41.32	14.22%	14.18%	0.95%	2.35%	1.14%	$8,264	16%
(3.67)	$38.31	20.12%	21.04%	0.95%	2.87%	1.18%	$7,661	70%
(1.51)	$35.11	(1.55)%	(3.17)%	0.95%	3.57%	0.22%	$6,144	107%
(0.47)	$37.15	8.26%	10.19%	0.95%	2.79%	0.19%	$8,358	54%

(1.65)	$23.70	6.65%	6.68%	0.95%	2.30%	2.41%	$12,442	118%
(0.42)	$23.84	(2.96)%	(2.76)%	0.95%	6.33%	2.00%	$3,576	18%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 17

Notes to Financial Statements	April 30, 2019

(1)	Organization

Strategy Shares (the “Trust”) was organized on September 7, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series: Strategy Shares US Market Rotation Strategy ETF (HUSE) (“US Market Rotation Strategy ETF”), Strategy Shares EcoLogical Strategy ETF (HECO) (“EcoLogical Strategy ETF”), and Strategy Shares Nasdaq 7 Handl™ Index ETF (HNDL) (“Nasdaq 7 Handl™ Index ETF”) (individually referred to as a “Fund”, or collectively as the “Funds”). The US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO) are each an actively-managed exchange-traded fund. The investment objective of both the US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO) is long-term capital appreciation. The Nasdaq 7 Handl™ Index ETF (HNDL) is a passively-managed exchange-traded fund. The investment objective of the Nasdaq 7 Handl™ Index ETF (HNDL) is to seek investment results that correlate to the price and yield performance of the NASDAQ 7 Handl™ Index. The Funds’ prospectuses provide a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of the US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO) are listed and traded on the NYSE Arca, Inc. Shares of the Nasdaq 7 Handl™ Index ETF (HNDL) are listed and traded on the NASDAQ. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (“the Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies, including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust follows a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets.

●	Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Swaps are priced daily based on the underlying index and are typically categorized as Level 2 in the fair value hierarchy.

18 | Annual Shareholder Report

Notes to Financial Statements (Continued)

The following table provides the fair value measurement as of April 30, 2019, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund.

			Total
	Level 1	Level 2	Investments
US Market Rotation
Strategy ETF (HUSE)
Common Stocks(1)	$154,458,475	$—	$154,458,475
Exchange-Traded Funds	24,935,149	—	24,935,149
Exchange-Traded Note	1,944,392	—	1,944,392
Total Investments	$181,338,016	$—	$181,338,016
EcoLogical Strategy ETF
(HECO)
Common Stocks(1)	$57,610,863	$—	$57,610,863
Corporate Bond	—	9,887	9,887
Exchange-Traded Note	1,279,403	—	1,279,403
Total Investments	$58,890,266	$9,887	$58,900,153
Nasdaq 7 Handl™
Index ETF (HNDL)
Exchange-Traded Funds	$11,994,873	$—	$11,994,873
Other Financial Instruments(2)
Total Return Swap
Agreement	$—	18,801	18,801
Total Investments	$11,994,873	$18,801	$12,013,674

(1)	Please see the Portfolio of Investments for industry classifications.

(2)	Other Financial Instruments are derivative instruments not reflected in the total investments, such as swap agreements, which are valued at fair value.

For the year ended April 30, 2019, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C.	Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D.	Derivative Instruments

Swap Agreements: The US Market Rotation Strategy ETF (HUSE) and Nasdaq 7 Handl™ Index ETF (HNDL) may enter into swap agreements (“swaps”) in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had been invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Total Return Swaps: The US Market Rotation Strategy ETF (HUSE) and Nasdaq 7 Handl™ Index ETF (HNDL) may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements.” A Fund may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker- dealer. The Fund will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The unrealized gain or loss at April 30, 2019 is disclosed in the swap tables included in the Portfolios of Investments.

Annual Shareholder Report | 19

Notes to Financial Statements (Continued)

Summary of Derivative Instruments

The following table summarizes the fair values of derivative instruments on the Nasdaq 7 Handl™ Index ETF’s (HNDL) Statement of Assets and Liabilities, categorized by risk exposure, as of April 30, 2019.

	Assets	Liabilities
	Unrealized Gain on	Unrealized Loss on
Fund	Swap Agreement	Swap Agreement
Equity Risk Exposure: Nasdaq 7 Handl™ Index ETF (HNDL)	$18,801	$—

The following table presents the effect of derivative instruments on the Nasdaq 7 Handl™ Index ETF’s (HNDL) Statement of Operations, categorized by risk exposure, for the year ended April 30, 2019.

	Net Realized Gain on	Change in Unrealized
	Swap Agreement	Appreciation on
	Recognized as a	Swaps Recognized
Fund	Result from Operations	from Operations
Equity Risk Exposure: Nasdaq 7 Handl™ Index ETF (HNDL)	$82,902	$18,745

E.	Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. For the US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO), dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. For the Nasdaq 7 Handl™ Index ETF (HNDL), dividends from net investment income, if any are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

F.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. The Trust may share expenses with The Mutual Fund & Variable Insurance Trust, another open-end management investment company managed by Rational Advisors, Inc. (the “Advisor”). Those expenses that are shared are allocated proportionally among each of the Trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

The Advisor, a wholly-owned subsidiary of Rational Capital LLC, serves as the Funds’ investment advisor. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisors of other funds in the same group of investment companies also known as a “fund complex”. The US Market Rotation Strategy ETF (HUSE), EcoLogical Strategy ETF (HECO), and Nasdaq 7 Handl™ Index ETF (HNDL) each pay 0.60% of each Fund’s average daily net assets, computed daily and paid monthly, for the advisory services it receives from the Advisor. The Sub-Advisor to both US Market Rotation Strategy ETF (HUSE) and EcoLogical Strategy ETF (HECO) is Tuttle Tactical Management, LLC. During the year, the EcoLogical Strategy ETF (HECO) added Tuttle Tactical Management, LLC as Sub-Advisor. The Advisor pays the Sub-Advisor 0.65% of the net management fees that the Advisor receives from the US Market Rotation Strategy ETF (HUSE) and 0.50% of the net management fees that the Advisor receives from the EcoLogical Strategy ETF (HECO).

The Advisor has contractually agreed to reduce its fees and/or reimburse the expenses for US Market Rotation Strategy ETF (HUSE), EcoLogical Strategy ETF (HECO), and Nasdaq 7 Handl™ Index ETF (HNDL) (excluding interest, taxes and dividends, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% of each Fund’s average annual daily net assets (“Expense Cap”). The Expense Cap will remain in effect for the Funds until at least August 31, 2019. The Expense Cap may be terminated earlier only upon the approval of the Board. During the year ended April 30, 2019, the Advisor recouped all available amounts that had been waived or reimbursed during the past three years for US Market Rotation Strategy ETF (HUSE). The Advisor may recoup fees waived or expenses reimbursed at any time within three years from the date such expenses were incurred, so long as the repayment does not cause the Expense Cap in place at the time of waiver or reimbursement, or in place at the time of recoupment, to be exceeded.

As of April 30, 2019, the Advisor may recoup amounts from the Funds as follows:

	Expires	Expires	Expires
	4/30/20	4/30/21	4/30/22	Total
US Market Rotation Strategy ETF (HUSE)	$—	$—	$—	$—
EcoLogical Strategy ETF (HECO)	129,844	116,210	27,013	273,067
Nasdaq 7 Handl™ Index ETF (HNDL)	—	55,481	115,986	171,467

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which include the daily calculation of each Fund’s

20 | Annual Shareholder Report

Notes to Financial Statements (Continued)

NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

-	0.040% of the first $500 million in aggregate net assets of the Funds;

-	0.035% of the aggregate net assets of the next $500 million; and

-	0.020% of the aggregate net assets in excess of $1 billion

The asset-based fees are subject to an annual minimum, allocated among the Funds, equal to the number of Funds multiplied by $52,122. Effective December 1, 2018, this fee was decreased to $50,000.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Funds with various management and legal administrative services. For these services, each fund pays MFund a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

-	0.030% of the aggregate net assets from $0 to $1,000,000,000; and

-	0.020% of the aggregate net assets above $1,000,000,000

The asset -based fees are subject to an annual minimum of $30,000 per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties.

C.	Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/ or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b -1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D.	Custodian Fees

Citibank, N.A. (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions, and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period plus out-of-pocket expenses.

E.	Compliance Services

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. The Funds pay MFund a monthly fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

F.	General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

For the Nasdaq 7 Handl™ Index ETF (HNDL), the Advisor paid all organizational and offering costs to the Fund.

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year ended April 30, 2019 were as follows:

	Purchases	Sales
US Market Rotation Strategy ETF (HUSE)	$5,864,132,563	$5,864,714,867
EcoLogical Strategy ETF (HECO)	1,083,519,530	1,062,962,925
Nasdaq 7 Handl™ Index ETF (HNDL)	9,881,451	9,230,466

Purchases and sales of in-kind transactions for the fiscal year ended April 30, 2019 were as follows:

	Purchases	Sales
US Market Rotation Strategy ETF (HUSE)	$164,686,945	$39,406,461
EcoLogical Strategy ETF (HECO)	45,003,236	10,350,311
Nasdaq 7 Handl™ Index ETF (HNDL)	9,216,524	1,030,350

(5)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in -kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year ended April 30, 2019, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fair Value
US Market Rotation Strategy ETF (HUSE)	$164,686,945
EcoLogical Strategy ETF (HECO)	45,003,236
Nasdaq 7 Handl™ Index ETF (HNDL)	9,216,524

Annual Shareholder Report | 21

Notes to Financial Statements (Continued)

(6)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes) . The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended April 30, 2019, the Funds did not incur any interest or penalties.

During the year ended April 30, 2019, the Nasdaq 7 Handl™ Index ETF (HNDL) changed its tax year end from April 30th, to December 31st.

As of April 30, 2019, the tax cost of securities and the breakdown of unrealized appreciation (depreciation), excluding swap agreements, for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
	Securities	Appreciation	Depreciation	(Depreciation)
US Market Rotation Strategy ETF (HUSE)	$181,750,184	$—	$(412,168)	$(412,168)
EcoLogical Strategy ETF (HECO)	57,653,441	1,321,134	(74,422)	1,246,712
Nasdaq 7 Handl™ Index ETF (HNDL)	11,636,761	361,708	(3,596)	358,112

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to basis adjustments for wash sales.

The tax character of distributions paid during the fiscal year ended April 30, 2019 and the period ended December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
	Income	Capital Gains	Distributions	Capital	Distributions Paid
US Market Rotation Strategy ETF (HUSE)	$6,453,325	$—	$6,453,325	$—	$6,453,325
EcoLogical Strategy ETF (HECO)	260,295	1,135,113	1,395,408	—	1,395,408
Nasdaq 7 Handl™ Index ETF (HNDL)	97,189	—	97,189	266,122	363,311

The tax character of distributions paid during the fiscal year ended April 30, 2018 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Return of	Total
	Income	Capital Gains	Distributions	Capital	Distributions Paid
US Market Rotation Strategy ETF (HUSE)	$4,768,271	$—	$4,768,271	$—	$4,768,271
EcoLogical Strategy ETF (HECO)	477,859	13,893	491,752	—	491,752
Nasdaq 7 Handl™ Index ETF (HNDL)	—	—	—	63,691	63,691

As of April 30, 2019, and December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized	Total
	Ordinary	Long Term	Accumulated	Capital and	Appreciation	Accumulated
	Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings (Deficit)
US Market Rotation Strategy ETF (HUSE)	$286,147	$—	$286,147	$(23,564,521)	$(412,168)	$(23,690,542)
EcoLogical Strategy ETF (HECO)	93,427	—	93,247	(3,139,594)	1,246,712	(1,799,455)
Nasdaq 7 Handl™ Index ETF (HNDL)	—	—	—	(193,599)	(306,371)	(499,970)

22 | Annual Shareholder Report

Notes to Financial Statements (Continued)

Permanent Tax Differences:

As of April 30, 2019 and December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), the following reclassifications relating primarily to redemptions in-kind have been made to increase (decrease) such accounts with offsetting adjustments as indicated.

	Distributable	Paid in
	Earnings / (Loss)	Capital
US Market Rotation Strategy ETF (HUSE)	$441,848	$(441,848)
EcoLogical Strategy ETF (HECO)	158,440	(158,440)
Nasdaq 7 Handl™ Index ETF (HNDL)	735	(735)

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

		Post October
		Currency Loss Deferred
		and Late Year
	Post-October Loss	Ordinary Loss Deferred	Total
US Market Rotation Strategy ETF (HUSE)	$—	$—	$—
EcoLogical Strategy ETF (HECO)	3,139,594	—	3,139,594
Nasdaq 7 Handl™ Index ETF (HNDL)	—	59,127	59,127

As of the period ended April 30, 2019, and December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), the following Funds have a net capital loss carryforward (“CLCF”) as summarized in the table below. This CLCF is not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
US Market Rotation Strategy ETF (HUSE)	$23,555,991	$8,530	$23,564,521
EcoLogical Strategy ETF (HECO)	—	—	—
Nasdaq 7 Handl™ Index ETF (HNDL)	133,835	637	134,472

(7)	Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below its NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

EcoLogical Investment Risk

The EcoLogical Strategy ETF’s (HECO) ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF (HECO) may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s (HECO) ecological investment criteria may result in the EcoLogical Strategy ETF (HECO) investing in industry sectors that are not performing as well as others.

(8)	Recently Issued Accounting Standards

In August, 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, “Fair Value Measurements” (“ASU 2018-13”). This update makes certain removals from, changes to and additions to existing disclosure requirements for fair value measurement. ASU 2018-13 does not change fair value measurements already required or permitted by existing standards. ASU 2018-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds’ early adoption of the ASU 2018-13 disclosure requirements are reflected within these financial statements prepared as of April 30, 2019.

In August 2018, the SEC adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Funds’ adoption of these amendments, effective with the financial statements prepared as of April 30, 2019, required modified disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

(9)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2019.

Annual Shareholder Report | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Strategy Shares US Market Rotation Strategy ETF, Strategy Shares EcoLogical Strategy ETF, and Strategy Shares NASDAQ 7 HANDL™ Index ETF and

Board of Trustees of Strategy Shares

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Strategy Shares US Market Rotation Strategy ETF (formally US Market Rotation Strategy ETF), Strategy Shares EcoLogical Strategy ETF (formally EcoLogical Strategy ETF), and Strategy Shares NASDAQ 7 HANDL™ Index ETF (the “Funds”), each a series of Strategy Shares, as of April 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, including the related notes, and the financial highlights for each of the years or periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Strategy Shares US Market Rotation Strategy ETF and Strategy Shares EcoLogical Strategy ETF’s financial highlights for the years ended 2015 and prior, were audited by other auditors whose report dated June 26, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.

Chicago, Illinois

June 28, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

24 | Annual Shareholder Report

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the fiscal year ended April 30, 2019, and December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
US Market Rotation Strategy ETF (HUSE)	2.96%
EcoLogical Strategy ETF (HECO)	49.03%
Nasdaq 7 Handl™ Index ETF (HNDL)	—%

For the fiscal year ended April 30, 2019, and December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the taxable year ended April 30, 2019, and December 31, 2018 for Nasdaq 7 Handl™ Index ETF (HNDL), the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
US Market Rotation Strategy ETF (HUSE)	0.82%
EcoLogical Strategy ETF (HECO)	48.83%
Nasdaq 7 Handl™ Index ETF (HNDL)	32.21%

The Funds declared long-term distributions of realized gains as follows:

Long-Term Capital Gains
US Market Rotation Strategy ETF (HUSE)	$0
EcoLogical Strategy ETF (HECO)	1,135,113
Nasdaq 7 Handl™ Index ETF (HNDL)	—

The Funds declared short-term distributions of realized gains as follows:

Short-Term Capital Gains
US Market Rotation Strategy ETF (HUSE)	$6,097,326
EcoLogical Strategy ETF (HECO)	62,028
Nasdaq 7 Handl™ Index ETF (HNDL)	—

Annual Shareholder Report | 25

Additional Information (Continued)

Premium/Discount Information (Unaudited)

The charts below present information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the composite close for Fund shares as of the close of trading on all exchanges where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The charts present information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than a Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

US Market Rotation Strategy ETF (HUSE)

	Calendar Year ended December 31, 2018		First Calendar Quarter ended March 31, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
Greater than 2.0%	—	—	—	—
Greater than 1.5% and Less than 2.0%	—	—	—	—
Greater than 1.0% and Less than 1.5%	—	—	—	—
Greater than 0.5% and Less than 1.0%	1	0.40	—	—
Between 0.5% and –0.5%	247	98.40	54	88.52
Less than –0.5% and Greater than –1.0%	2	0.80	7	11.48
Less than –1.0% and Greater than –1.5%	—	—	—	—
Less than –1.5% and Greater than –2.0%	1	0.40	—	—
Less than –2.0%	—	—	—	—
	251	100.00%	61	100.00%

EcoLogical Strategy ETF (HECO)

Greater than 2.0%	1	0.40	—	—
Greater than 1.5% and Less than 2.0%	3	1.20	—	—
Greater than 1.0% and Less than 1.5%	10	3.98	—	—
Greater than 0.5% and Less than 1.0%	20	7.97	—	—
Between 0.5% and –0.5%	198	78.87	59	96.72
Less than –0.5% and Greater than –1.0%	9	3.59	2	3.28
Less than –1.0% and Greater than –1.5%	3	1.20	—	—
Less than –1.5% and Greater than –2.0%	2	0.80	—	—
Less than –2.0%	5	1.99	—	—
	251	100.00%	61	100.00%

Nasdaq 7 Handl™ Index ETF (HNDL)

	Calendar Year(a) ended December 31, 2018		First Calendar Quarter ended March 31, 2019
Premium/Discount Range	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.41	—	—
Greater than 1.5% and Less than 2.0%	—	—	—	—
Greater than 1.0% and Less than 1.5%	3	1.24	—	—
Greater than 0.5% and Less than 1.0%	19	7.88	4	6.56
Between 0.5% and –0.5%	215	89.23	56	91.80
Less than –0.5% and Greater than –1.0%	3	1.24	1	1.64
Less than –1.0% and Greater than –1.5%	—	—	—	—
Less than –1.5% and Greater than –2.0%	—	—	—	—
Less than –2.0%	—	—	—	—
	241	100.00%	61	100.00%

(a)	For the period from the commencement of operations on January 16th, 2018.

26 | Annual Shareholder Report

Additional Information (Continued)

Renewal of Management Agreement with Rational Advisors, Inc. with respect to Strategy Shares US Market Rotation Strategy ETF and Strategy Shares EcoLogical Strategy ETF (Unaudited)

In connection with a regular meeting held on December 14, 2018, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement between the Trust and Rational Advisors, Inc. (the “Advisor” or “Rational”) (the “Advisory Agreement”), with respect to the Strategy Shares US Market Rotation Strategy ETF (the “US Market Rotation Strategy ETF”) and Strategy Shares EcoLogical Strategy ETF (the “EcoLogical Strategy ETF” and, together with the US Market Rotation Strategy ETF, the “Funds”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided. In connection with their deliberations regarding the renewal of the Advisory Agreement, the Trustees reviewed Rational’s responses to a series of questions regarding, among other things, Rational’s services to be provided to the Funds, comparative fee and expense information and Rational’s profitability from managing the Funds (“Rational 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent, and Quality of Services. The Trustees reviewed Rational’s 15(c) Response, which provided an overview of the services provided by Rational, as well as information on the firm’s personnel and its compliance and litigation record. The Trustees discussed the experience of Rational’s personnel and their satisfaction with the team and their experience. The Trustees noted their familiarity with Rational and the services it provides. The Trustees discussed the nature of Rational’s operations, its financial condition and resources, and strength of its management team. After further discussion, the Trustees concluded that it was reasonable to expect that Rational will continue to provide a level of service consistent with the Board’s expectations.

Performance. The Trustees reviewed the performance of US Market Rotation Strategy ETF and EcoLogical Strategy ETF relative to each Fund’s peer group, Morningstar categories, and appropriate indices for the one year, three year, five year and since inception periods. The Trustees noted that Tuttle Tactical Management, LLC, the Funds’ sub-adviser (“Tuttle”), was primarily responsible for the day-to-day management of the Funds’ portfolios.

US Market Rotation Strategy ETF. The Board noted that the Fund had outperformed the Morningstar Tactical Allocation (ETF) category but had underperformed Large Blend (ETF) Morningstar Category Average and the S&P 1500 Composite Index for each period reported. They noted the Advisor’s explanation that the US Market Rotation Strategy ETF did not align with its assigned Morningstar Large Blend category as a result of its tactical strategy. Accordingly, the Advisor had compared the Fund’s performance to that of the Tactical Allocation category and had included funds from this category in the peer group. They further noted that the Fund outperformed the peer group for each relevant period. A representative of the Advisor noted that the Fund employed tactical models that seek to move the Fund into defensive positions during market declines resulting in the Fund missing some upside of the equity market rally. After further discussion, the Board concluded that the Fund’s performance was not unacceptable.

EcoLogical Strategy ETF. The Trustees acknowledged that the Fund outperformed its peer group, the MSCI ACWI, and the Morningstar Miscellaneous Sector (ETF) category, while underperforming the MSCI KLD 400 Social Index, for all periods presented. They noted the changes to the Fund’s investment objective and investment strategies, the addition of Tuttle as the Fund’s sub-advisor and the change to the Fund’s portfolio manager in 2018. After further discussion, the Trustees concluded that they were satisfied with the Fund’s performance.

Fees and Expenses

US Market Rotation Strategy ETF. The Trustees reviewed the advisory fees for the Fund, and the fees payable by the funds within the peer group and the Large Blend and Tactical Allocation Morningstar categories. The Board noted that the Fund’s advisory fee was below the average fees payable by funds in the peer group and Morningstar Tactical Allocation category and higher than the average fee of the funds within the Morningstar Large Blend category but within the high/low range of fees within that category. They also noted net expenses were within the high/low range of net expenses of the peer group and both Morningstar categories. The Trustees discussed the allocation of fees between Rational and Tuttle with respect to US Market Rotation Strategy ETF relative to their duties and other factors, and agreed that the allocation of fees between the advisor and the sub-advisor was appropriate. In considering the strategy, and noting the range in fees in the peer group and Morningstar categories, the size of the Fund, and in recognition of the unique strategy offered by the Fund, the Board determined that the advisory fee was not unreasonable.

Annual Shareholder Report | 27

Additional Information (Continued)

Renewal of Management Agreement with Rational Advisors, Inc. with respect to Strategy Shares US Market Rotation Strategy ETF and Strategy Shares EcoLogical Strategy ETF (Unaudited) (Continued)

EcoLogical Strategy ETF. The Trustees then reviewed the Fund’s advisory fee relative to the fees payable by the funds in the peer group and the Morningstar Miscellaneous Sector (ETF) category. The Trustees considered that the Fund’s advisory fee was slightly higher than the averages of the peer group and Morningstar category and in approximately the middle of the high/low range of fees of the peer group and Morningstar category. They also noted net expenses were within the high/low range of net expenses of the peer group and Morningstar category. The Trustees discussed the allocation of fees between Rational and Tuttle with respect to EcoLogical Strategy ETF relative to their duties and other factors, and agreed that the allocation of fees between the advisor and the sub-advisor was appropriate. In considering the strategy, and noting the range in fees in the peer group and Morningstar category, the size of the Fund, and in recognition of the unique strategy offered by the Fund, the Board determined that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for the Funds. They noted the Advisor realized a loss in connection with its relationship with EcoLogical Strategy ETF, and net profits in connection with its relationship with US Market Rotation Strategy ETF. The Board concluded that Rational’s profitability with respect to each Fund was reasonable, and they would monitor the Advisor’s profitability as assets of the Funds grow.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Rational and its affiliates from their relationship with the Funds and the Trust.

Economies of Scale. As to economies of scale, the Trustees noted that the Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels. They then noted that the expense cap was benefitting shareholders of EcoLogical Strategy ETF, and that there was no expense limitation agreement in place for US Market Rotation Strategy ETF. The Trustees agreed that breakpoints may be an appropriate way for Rational to share its economies of scale with the Funds and the shareholders if a Fund experiences a substantial growth in assets. However, the Trustees recognized that the US Market Rotation Strategy ETF and EcoLogical Strategy ETF had not yet reached asset levels where Rational could realize economies of scale and that the Board would revisit the matter of breakpoints at the next renewal of the Advisory Agreement.

Conclusion. No single factor was determinative to the decision of the Trustees. Having requested and received such information from Rational as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Advisory Agreement on behalf of each Fund was in the best interests of the Funds and their respective shareholders.

28 | Annual Shareholder Report

Additional Information (Continued)

Renewal of Sub-Advisory Agreement with Tuttle Tactical Management LLC with respect to Strategy Shares US Market Rotation Strategy ETF

In connection with a regular meeting held on March 22, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (“Sub-Advisory Agreement”) between Rational Advisors, Inc. (“Rational” or “Advisor”) and Tuttle Tactical Management LLC (“Tuttle Management” or “Sub-Advisor”) with respect to the Strategy Shares US Market Rotation Strategy ETF (“US Market Rotation Strategy ETF” or “Fund”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided. In connection with their deliberations regarding the renewal of the Sub-Advisory Agreement, the Trustees reviewed information provided by the Advisor and Tuttle Management’s responses to a series of questions regarding, among other things, Tuttle Management’s services provided to the Fund, comparative fee and expense information and Tuttle Management’s profitability from managing the Fund (“Tuttle Management 15(c) Response”). The Trustees also considered the information presented at Board meetings throughout the year.

Nature, Extent and Quality of Services. The Trustees reviewed the Tuttle Management 15(c) Response, and considered the unique nature of the Fund’s strategy. The Trustees reviewed the background and experience of the portfolio management personnel who provide services to the Fund, as well as information concerning the financial condition, resources, business, operations and compliance program of Tuttle Management. After discussion, the Trustees concluded that Tuttle Management had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided by Tuttle Management were acceptable.

Performance. The Trustees noted that the US Market Rotation Strategy ETF outperformed the Morningstar Tactical Allocation (ETF) Category for the three-year, five-year and since inception periods, each ended February 28, 2019, while underperforming the category for the one-year period. Additionally, since taking over on June 1, 2016, the Sub-Advisor generated a 14.69% return which is approximately the same return as the Morningstar Tactical Allocation (ETF) Category. The Trustees noted that Fund underperformed the S&P 1500 Total Return Index and the Morningstar Large Blend (ETF) Category for the one-year, three-year, five-year and since inception periods ended February 28, 2019.

The Trustees discussed the criteria used by the Adviser for selecting the Fund’s peer group, which included ETFs from the Morningstar Tactical Allocation (ETF) Category as well as certain ETFs from the Morningstar Large Blend (ETF) Category. Due to the fact that the Fund’s peer group includes some Large Blend ETFs, the Fund has trailed its peer group for the one-year, three-year and five-year periods but has outperformed for the since inception period ended February 28, 2019 (which includes approximately four years of non-tactical performance for the period prior to June 1, 2016). The Trustees discussed with Tuttle Management the tactical component of the Fund’s investment strategy and the reasons for the Fund’s relative underperformance. They noted that the Fund’s performance for the past year was in line with some other Tactical Allocation ETFs in its peer group.

The Trustees received and considered information about the premium/discount history of the Fund, which illustrated the number of times that the market price of the Fund trading on the secondary market closed above or below the net asset value (“NAV”) of the Fund, and by how much, measured in basis points. The Trustees concluded that the Fund’s overall performance was acceptable given the tactical nature of the Fund’s strategy.

Fees and Expenses. The Board considered that with respect to Tuttle Management’s relationship with the Fund, the Sub-Advisor receives 65% of the net management fee paid by the Fund to Rational, capped at a maximum fee of 0.39% of the Fund’s net assets. The Trustees also considered information about the fee rates charged to other comparable accounts and clients (including other ETFs) that are managed by Tuttle Management, including information about the differences in services provided to non-fund clients. After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

The Board considered the respective duties of the Advisor and Sub-Advisor and analyzed how fees were allocated between Tuttle Management and Rational. After consideration and discussion, the Trustees decided that the fees were allocated appropriately between Tuttle Management and Rational.

Annual Shareholder Report | 29

Additional Information (Continued)

Renewal of Sub-Advisory Agreement with Tuttle Tactical Management LLC with respect to Strategy Shares US Market Rotation Strategy ETF (Continued)

Profitability. The Trustees referred to a profitability analysis with respect to the Fund that was prepared by Tuttle Management. The Trustees concluded that Tuttle Management’s profitability with respect to the Fund was reasonable.

“Fall-out” Benefits. The Trustees considered fall-out benefits received by Tuttle Management from its relationship with the US Market Rotation Strategy ETF, the Trust and affiliated trusts.

Economies of Scale. The Trustees considered whether the Sub-Advisor had realized economies of scale with respect to the sub-advisory services it provides to the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Trustees considered many factors, and no single factor was determinative to the decision of the Trustees concerning the renewal of the Sub-Advisory Agreement. Having requested and received such information from Tuttle Management as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that, based on the totality of the circumstances, the renewal of the Sub-Advisory Agreement with Tuttle Management was in the best interests of the Fund and its shareholders.

30 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Fund’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Please note that the information consolidates and includes historical information from their service as Trustee or officer of the Original Trusts. Unless otherwise noted, the business address of each person listed below is c/o Strategy Shares, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee and officer also serves in the same capacity for Mutual Fund and Variable Insurance Trust, another open-end investment company whose series are managed by the Advisor. Collectively, the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, Variable Insurance Trust, AlphaCentric Prime Meridian income Fund and the TCG Financial Series Trusts I-X comprise the “Fund Complex” as of April 30, 2019.

Independent Trustees Background

				Number of
				Portfolios
				in Fund
		Term of Office		Complex**
Name, Address	Position	and Length of	Principal Occupation(s)	Overseen
and Age	with the Trust	Time Served*	During Past 5 Years	by Trustee	Other Directorships Held by Trustee
Tobias Caldwell 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1967	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 – present) (real estate firm).	56	Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust, (January 2016 – present); Lead independent trustee and Chairman of Audit Committee, Mutual Fund Series Trust (2006 – present), Independent Trustee and Chair of Audit Committee, Variable Insurance Trust (2010 – present); Trustee, M3Sixty Funds Trust, comprised of 3 funds (2016 – present); Chairman of the Board, AlphaCentric Prime Meridian Income Fund (July 2018 – present).
Stephen P. Lachenauer 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1967	Trustee and Audit Committee Chairman	Since January 2016	Attorney, private practice (2011 – present).	17	Chair of the Audit Committee and Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Chairman of the Board, TCG Financial Series Trusts I-X (2015 – present); Trustee and Chair of the Audit Committee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).
Donald McIntosh 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1967	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	17	Trustee, Mutual Fund and Variable Insurance Trust (January 2016 – present); Trustee, TCG Financial Series Trusts I-X (2015 – present); Trustee, AlphaCentric Prime Meridian Income Fund (July 2018 – present).

*	The term of office of each Trustee is indefinite.

**	The “Fund Complex” includes the Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

Annual Shareholder Report | 31

Board of Trustees and Trust Officers (Unaudited) (Continued)

Officers*

Term of Office
Name, Address	Position with	and Length of
and Year of Birth	the Trust	Time Served	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President and Chief Executive Officer	Since 3/2016	President, Rational Advisors, Inc., 1/2016 – present; Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006 – present; Member, AlphaCentric Advisors LLC, 2/2014 – present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014 – present; Managing Member, MFund Distributors LLC, 10/2012 – present; Managing Member, MFund Services LLC, 1/2012 – present; President, Abbington Capital Group LLC, 1998 – present; President, Cross Sound Capital LLC, 6/2011 – 7/2016; President, USA Mutuals, Inc., 3/2011 – 7/2016; CEO, Catalyst Capital International, LLC, 2017 – present.
James Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1963	Treasurer	Since 3/2016	Product Manager, Catalyst Capital Advisors LLC, 9/2015 – present; Senior Business Consultant, Fidelity Information Services, 2011 – 9/2015.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 3/2016	Director, MFund Services LLC 5/2015 – present; Director & Chief Compliance Officer, Citi Fund Services, 2010 – 2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004 – 2010.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 3/2016	Director of Legal Services, MFund Services LLC, 2/2012 – present.
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 – present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 – present; Portfolio Manager, Rational Advisors, Inc. 1/2016 – 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 – 12/2013.

*	Officers do not receive any compensation from the Trust

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

32 | Annual Shareholder Report

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strategyshares

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12 -month period ended June 30, is available without charge and upon request by calling 1-855- HSS -ETFS or 1-855 -477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q (or any successor form). These filings are available on the SEC’s website at www.sec.gov. You may also access this information at www.strategysharesetfs.com by selecting “Form N-Q”.

Rational Advisors, Inc. is the Investment Advisor of Strategy Shares. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 86280R100	Cusip 86280R209	Cusip 86280R506

Strategy Shares Shareholder Services: 1-855-477-3837

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Stephen P. Lachenauer, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $31,000

Fiscal year ended 2018: $31,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $ -

Fiscal year ended 2018: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $11,500

Fiscal year ended 2018: $6,000

Fees for 2019 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2019: $ -

Fiscal year ended 2018: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.        Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.        General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III.        Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.        market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.        the scope of the proposed tax service,

b.        the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and
d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.        Pre-approvals will be granted for a period of no more than one year.

IV.        Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.        market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.        Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.        Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted February 14, 2013

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2017 - 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0%.

(f) Not applicable.

(g) Not applicable.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer(Chairman), Tobias Caldwell and Donald McIntosh.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title) ____/s/ Jerry Szilagyi________________

Jerry Szilagyi, Chief Executive Officer

Date _____7/2/2019__________ ________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) __/s/ Jerry Szilagyi_ ___

Jerry Szilagyi, Chief Executive Officer

Date _____7/2/2019________ ________________________

By (Signature and Title) _/s/ James Szilagyi

James Szilagyi, Treasurer

Date _____7/1/2019_____________________________________